                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          NHANCEMENT TECHNOLOGIES INC.
   --------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                       N/A
   --------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:_______

(2)  Aggregate number of securities to which transaction applies:__________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):_______________________________

(4)  Proposed maximum aggregate value of transaction:___________________________

(5)  Total fee paid:____________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:____________________________________________________

(2)  Form, Schedule or Registration Statement No.:______________________________

(3)  Filing Party:______________________________________________________________

(4)  Date Filed:________________________________________________________________

                       [NHANCEMENT TECHNOLOGIES INC. LOGO]

                                  June 2, 2000

Dear Stockholder:

     You are cordially invited to attend the NHancement Technologies Inc. Annual Meeting of Stockholders to be held on June 23, 2000 at 10:00 a.m., local time, at AmeriSuites located at 4950 Hacienda Drive, Dublin, California 94568.

     At the Annual Meeting, you will be asked to elect five directors, ratify the appointment of BDO Seidman, LLP as the Company's independent certified public accountants for the Company's 2000 fiscal year, amend the Company's Certificate of Incorporation, and amend the Company's Equity Incentive Plan.

     We hope you will be able to attend the Annual Meeting on June 23, 2000, for a report on the status of the Company's business and performance during the fiscal year ended September 30, 1999. There will also be an opportunity for stockholders to ask questions. Whether or not you plan to attend the meeting, please sign and return the enclosed proxy card to ensure your representation at the meeting.

                                    Very truly yours,

                                    ---------------------------------
                                    DOUGLAS S. ZORN,
                                    CEO AND PRESIDENT
                                    NHancement Technologies Inc.

                       [NHANCEMENT TECHNOLOGIES INC. LOGO]

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          NHANCEMENT TECHNOLOGIES INC.

                                  June 23, 2000

TO THE STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of NHancement Technologies Inc., a Delaware corporation (the "Company"), will be held on June 23, 2000 at 10:00 a.m., local time, at AmeriSuites located at 4950 Hacienda Drive, Dublin, California 94568 for the following purposes:

     A. To elect five directors to the Company's Board of Directors to hold office until the next Annual Meeting of Stockholders, or until their respective successors shall be duly elected and qualified;

     B. To ratify the appointment of BDO Seidman, LLP as the Company's independent certified public accountants for the Company's 2000 fiscal year;

     C. To consider and vote upon a proposal to approve an amendment (the "Amendment") to the Company's Amended and Restated Certificate of Incorporation, as amended ("Certificate of Incorporation"), increasing the authorized common stock, par value $.01 per share ("Common Stock"), of the Company from 20,000,000 shares of Common Stock to 40,000,000 shares of Common Stock;

     D. To consider and vote upon a proposal to approve an amendment (the "Equity Plan Amendment") to the Company's Equity Incentive Plan (the "Equity Plan"), increasing the shares of Common Stock reserved under the Equity Plan from 1,476,500 shares of Common Stock to 4,000,000 shares of Common Stock; and

     E. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     The Board of Directors has fixed the close of business on May 31, 2000, as the record date for determining those Stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

                                    By Order of the Board of Directors

                                    __________________________________
                                    DOUGLAS S. ZORN,
                                    CEO and President
                                    Pleasanton, California

June 2, 2000

THE BOARD OF DIRECTORS REQUESTS THAT YOU COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. THE RETURN OF THE ENCLOSED PROXY CARD WILL NOT AFFECT YOUR RIGHT TO REVOKE YOUR PROXY OR TO VOTE IN PERSON IF YOU DO ATTEND THE ANNUAL MEETING.

                          NHANCEMENT TECHNOLOGIES INC.

    ------------------------------------------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 23, 2000

                            ------------------------

                                 PROXY STATEMENT

                            ------------------------

                     TIME, DATE AND PLACE OF ANNUAL MEETING

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of NHancement Technologies Inc., a Delaware corporation (the "Company"), of proxies from the holders of the Company's common stock, par value $.01 per share (the "Common Stock"), for use at the Annual Meeting of Stockholders of the Company to be held on June 23, 2000 at 10:00 a.m., local time, at AmeriSuites located at 4950 Hacienda Drive, Dublin, California 94568, and at any adjournments or postponements thereof (the "Annual Meeting") pursuant to the enclosed Notice of Annual Meeting.

     The approximate date this Proxy Statement and the enclosed form of proxy are first being sent to stockholders is June 2, 2000. Stockholders should review the information provided herein in conjunction with the Company's Annual Report to Stockholders which accompanies this Proxy Statement. The Company's principal executive offices are located at 6663 Owens Drive, Pleasanton, California 94588 and its telephone number is (925) 251-3200.

                          INFORMATION CONCERNING PROXY

     The enclosed proxy is solicited on behalf of the Company's Board of Directors. The giving of a proxy does not preclude the right to vote in person should any stockholder giving the proxy so desire. Stockholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company's Secretary at the Company's headquarters a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

     The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting and the enclosed proxy is to be borne by the Company. In addition to the use of mail, employees of the Company may solicit proxies personally and by telephone. The Company's employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.

                         PURPOSES OF THE ANNUAL MEETING

     At the Annual Meeting, the Company's Stockholders will consider and vote upon the following matters:

     A. To elect five directors to the Company's Board of Directors to hold office until the next Annual Meeting of Stockholders, or until their respective successors shall be duly elected and qualified;

     B. To ratify the appointment of BDO Seidman, LLP as the Company's independent certified public accountants for the Company's 2000 fiscal year;

     C. To consider and vote upon proposal to approve an amendment (the "Amendment") to the Company's Amended and Restated Certificate of Incorporation, as amended ("Certificate of Incorporation"), increasing the authorized shares of common stock, par value $.01 per share ("Common Stock"), of the Company from 20,000,000 shares of Common Stock to 40,000,000 shares of Common Stock;

     D. To consider and vote upon a proposal to approve an amendment (the "Equity Plan Amendment") to the Company's Equity Incentive Plan (the "Equity Plan"), increasing the shares of Common Stock reserved under the Equity Plan from 1,476,500 shares of Common Stock to 4,000,000 shares of Common Stock; and

     E. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth herein) will be voted (a) for the election of the respective nominees for director named below and (b) in favor of all other proposals described in the Notice of Annual Meeting. In the event a stockholder specifies a different choice by means of the enclosed proxy, his shares will be voted in accordance with the specification so made.

                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

     The Board of Directors has set the close of business on May 31, 2000 as the record date (the "Record Date") for determining stockholders of the Company entitled to notice of and to vote at the Annual Meeting. As of the Record Date, ______________shares of Common Stock were issued and outstanding. Each share has one vote on all matters. No cumulative voting is permitted. The Company's By-Laws provide that one-third of all of the shares of Common Stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Abstentions and broker non-votes will be counted in determining the number of shares present for purposes of establishing a quorum for the transaction of business, but will not be voted in favor of the proposals and will have the same effect as a vote against the proposals. For information regarding holders of more than 5% of the outstanding Common Stock, see "Security Ownership of Certain Beneficial Owners and Management."

     Directors will be elected by a plurality of the votes cast by the shares of Common Stock represented in person or by proxy at the Annual Meeting. The affirmative votes of the holders of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting will be required for approval of the other proposals covered by this Proxy Statement. If less than one-third of the outstanding shares of Common Stock are represented at the Annual Meeting, a majority of the shares of Common Stock so represented may adjourn the Annual Meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the Annual Meeting before an adjournment is taken.

     Prior to the Annual Meeting, the Company will select one or more inspectors of election for the meeting. Such inspector(s) shall determine the number of shares of Common Stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof. Abstentions will be considered as shares present and entitled to vote at the Annual Meeting and will be counted as votes cast at the Annual Meeting, but will not be counted as votes cast for or against any given matter.

     A broker or nominee holding shares registered in its name, or in the name of its nominee, which are beneficially owned by another person and for which it has not received instructions as to voting from the beneficial owner, may have discretion to vote the beneficial owner's shares with respect to the election of directors and other matters addressed at the Annual Meeting. Any such shares which are not represented at the Annual Meeting either in person or by proxy will not be considered to have cast votes on any matters addressed at the Annual Meeting.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of the Record Date, information with respect to the beneficial ownership of the Company's Common Stock by (i) each person who is known by the Company to beneficially own 5% or more of the Company's outstanding Common Stock, (ii) the Company's Chief Executive Officer and each of the other "Named Executive Officers" (as defined below in "Executive Compensation--Summary Compensation Table"), (iii) each director of the Company, and (iv) all directors and executive officers of the Company as a group. The Company is not aware of any beneficial owner of more than 5% of the outstanding Common Stock other than as set forth in the following table.

                                                                                                   COMMON STOCK
                                                                             -------------------------------------------------------
                          NAME AND ADDRESS(1)                                       BENEFICIALLY                    OWNERSHIP
                         OFFICERS AND DIRECTORS                                       OWNED(2)                         %(3)
-------------------------------------------------------------------------    ---------------------------    ------------------------
Douglas S. Zorn
Chairman of the Board, Chief Executive Officer, President                             490,647(4)                    ______%

Ram V. Mani, Director                                                                 500,000                       ______%

N. Bruce Walko, Director                                                               71,000(5)                          *

Robert J. Schmier, Director                                                            75,000(6)                          *

William M. Stephens, Director                                                          50,000(7)                          *

Esmond T. Goei (8)                                                                     51,000                             *
2003 Tripiano Court
Mountain View, CA  94040

James B. Linkous(9)                                                                   100,000(10)                         *
1535 Buena Vista Avenue
Alameda, CA  94501

James Han                                                                             139,700                       ______%
Managing Director of Infotel Technologies Pte Ltd (Singapore)

Directors and executive officers as a group (8 persons)                             1,477,347                       ______%


5% OR GREATER HOLDERS OF COMMON STOCK

James S. Gillespie                                                                    667,065(11)                   ______%
198 Country Club Drive
Incline Village, Nevada 89451

---------------------------
*  Less than 1%.

(1) Each beneficial owner for which an address is not listed has an address c/o NHancement Technologies, Inc., 6663 Owens Drive, Pleasanton, California 94588.

(2) Represents shares beneficially owned by the named individual, including shares of Common Stock that the person has the right to acquire within 60 days of the Record Date. Unless otherwise noted, all persons listed have sole voting and sole investment power.

(3) Based on ________ shares of Common Stock issued and outstanding as of May 31, 2000.

(4) Includes 139,437 shares of Common Stock, warrants to purchase 100,000 shares of Common Stock and options to purchase 251,210 shares of Common Stock.

(5) Includes options to purchase 21,000 shares of Common Stock and warrants to purchase 50,000 shares of Common Stock.

(6) Includes options to purchase 25,000 shares of Common Stock and warrants to purchase 50,000 shares of Common Stock.

(7)  Represents warrants to purchase 50,000 shares of Common Stock.

(8) Mr. Goei resigned from the positions of Chief Executive Officer and President in January, 1999.

(9) Mr. Linkous resigned from the position of Vice President of Sales in April, 2000.

(10) Includes options to purchase 100,000 shares of Common Stock.

(11) Includes 517,065 shares of Common Stock and warrants to purchase 150,000 shares of Common Stock.

                                PROPOSAL NUMBER 1

                              ELECTION OF DIRECTORS

     At the Annual Meeting, five directors are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2001 and until their successors have been elected and qualified. The five nominees for election as directors are listed below. Each nominee is currently a member of the Board of Directors. The persons named in the enclosed proxy card have advised that, unless otherwise directed on the proxy card, they intend to vote FOR the election of the nominees. Should any nominee become unable or unwilling to accept nomination or election for any reason, persons named in the enclosed proxy card may vote for a substitute nominee designated by the Board of Directors. The Company has no reason to believe the nominees named will be unable or unwilling to serve if elected.

NOMINEES

         The persons nominated as directors are as follows:

NOMINEES                                                 AGE                                 PRINCIPAL OCCUPATION
-----------------------------------------------    -----------------    ------------------------------------------------------------
Douglas S. Zorn                                           51            Chairman of the Board, Chief Executive Officer, President

Ram V. Mani                                               51            Director

Robert J. Schmier                                         50            Director

N. Bruce Walko                                            58            Director

William M. Stephens                                       48            Director

     DOUGLAS S. ZORN. Mr. Zorn is our Chairman of the Board, Chief Executive Officer and President. Mr. Zorn has served as Executive Vice President, Chief Financial Officer, Secretary and a Director of the Company since its incorporation in October 1996. Mr. Zorn served as Executive Vice President, Secretary and Treasurer and Chief Financial and Operating Officer of BioFactors, Inc. from December 1993 until February 1997, and as a Director from June 1994 until February 1997. BioFactors, Inc., a private company, was the developer and marketer of a system to assess performance readiness, called the FACTOR 1000 system.

     RAM V. MANI. Mr. Mani joined the Company in June 1999 as its Chief Technology Officer and President of the NHancement Technologies Software Group. Mr. Mani has been a Director of the Company since February, 2000. Prior to joining the Company, Mr. Mani has been an independent software consultant for more than ten years for such companies as Voicemail International Inc., Atari Corp., Verbatim Corp., National Semiconductors Inc. and other high technology companies. From 1983 to 1999, Mr. Mani was the President of Eastern Systems Technology, Inc., a private company engaged in the business of software development, including the software program known as "Infofast."

     ROBERT J. SCHMIER. Mr. Schmier has been a Director of the Company since January 1999. Since 1981, Mr. Schmier has been the President of Schmier & Feurring Properties, Inc., an owner, developer and property manager of shopping centers and office buildings in Palm Beach County, Florida.

     N. BRUCE WALKO. Mr. Walko has been a Director of the Company since January 1999. Mr. Walko has been the President of Cyberfast Systems, Inc., a company involved in international voice over internet protocol (VOIP) since November 1999. Prior to this, Mr. Walko served as Southeast Regional General Manager for NextWave Telecom Inc. from 1994-1997. Mr. Walko was instrumental in the development of new technology telecommunication for NextWave and also for McCaw Cellular Inc. (now AT&T Wireless).

     WILLIAM M. STEPHENS. Mr. Stephens has been a Director of the Company since March 2000. Mr. Stephens has been, since June 1998, the
Executive Vice President and Chief Investment Strategist at Husic Capital Management, Inc., an investment company, where he is responsible for portfolio investment strategy for 27 institutional growth equity and market neutral accounts as well as five hedge funds representing $4.2 billion of capital. From July 1995 to June 1998, Mr. Williams worked at Ameritech Corporation as their Chief Investment Officer, responsible for the management of $21.2 billion of assets.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and holders of more than 10% percent of the Company's Common Stock to file reports of beneficial ownership and changes in ownership of the Company's Common Stock with the Securities and Exchange Commission. Such persons are required to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of the copies of such forms received by the Company, or oral or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, with respect to the fiscal year ended September 30, 1999, the Company's directors, executive officers and greater than 10% percent beneficial owners complied with all filing requirements.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors of the Company held a total of 15 formal meetings during the fiscal year ended September 30, 1999 and took action by written consent 3 times. During the fiscal year ended September 30, 1999, no director attended fewer than 75% of the number of meetings of the Board of Directors and each Committee of the Board of Directors of which he was a member held during the period he served on the Board of Directors.

     The only committees of the Board of Directors are the Audit Committee and the Compensation Committee. The Board of Directors does not have a nominating or similar committee.

     The Audit Committee of the Board of Directors consisted of Messrs. Schmier and Walko. The duties and responsibilities of the Audit Committee include (a) recommending to the Board of Directors the appointment of the Company's independent certified public accountants and any termination of engagement, (b) reviewing the plan and scope of independent audits, (c) reviewing the Company's significant accounting policies and internal controls, (d) having general responsibility for all related auditing matters, and (e) reporting its recommendations and findings to the full Board of Directors. The Audit Committee met on one occasion during the fiscal year ended September 30, 1999.

     The Compensation Committee of the Board of Directors consisted of Messrs. Gillespie and Walko. The Compensation Committee reviews and approves the compensation of the Company's executive officers and administers the Company's Equity Incentive Plan. The Compensation Committee met on one occasion during the fiscal year ended September 30, 1999.

                             EXECUTIVE COMPENSATION

     The following compensation table, and the accompanying explanatory footnotes, include annual and long-term compensation information for services rendered in all capacities during the fiscal years ended December 31, 1997, September 30, 1998 and September 30, 1999 by (i) the Company's Chief Executive Officer and (ii) the other highly compensated executive officers of the Company (or its subsidiaries) at September 30, 1999, who received compensation of at least $100,000 during the fiscal year ended September 30, 1999 (collectively, the "Named Executive Officers"). Mr. Goei is included in the table since he served as Chief Executive Officer of the Company until his departure on January 6, 1999.

                           SUMMARY COMPENSATION TABLE

                                                                                                                 LONG-TERM
                                                     ANNUAL COMPENSATION                                        COMPENSATION
                                             --------------------------------                                      AWARDS
                                                                                                      ------------------------------
                                                                                                        RESTRICTED      SECURITIES
                                                                                    OTHER ANNUAL           STOCK        UNDERLYING
       NAME AND POSITION           YEAR        SALARY ($)         BONUS ($)        COMPENSATION ($)     AWARDS ($)        OPTIONS
------------------------------  ---------    --------------     -------------    ----------------     ------------    --------------
Douglas S. Zorn                    1999        $178,327           $    --            $     --               $--          325,000(2)
Chairman of the Board,             1998(1)      112,500                --            $     --                --               --
   President and Chief Executive   1997         150,000                --              86,000(3)             --          100,000(4)
   Officer

James B. Linkous                   1999        $150,000           $    --            $ 78,353(5)            $--           75,000(2)
Vice President of Sales and        1998(6)       65,400            36,000              13,650(7)             --          100,000(8)
   President of NHAN NA

James Han                          1999        $142,500(9)        $62,236(9)         $     --               $--               --
Managing Director of Infotel
   Subsidiary

Esmond T. Goei                     1999        $ 70,000           $    --            $131,336(10)           $--               --
Former Chairman of the             1998(1)      157,500                --            $     --                --               --
   Board, President and Chief      1997         163,750                --              38,000(11)            --          100,000(4)
   Executive Officer

(1)  Represents the nine-month period ended September 30, 1998.

(2)  These options were granted on February 2, 1999 under the Equity Plan.

(3) Mr. Zorn was reimbursed by the Company in fiscal 1997 for $55,000 in moving expenses and $25,000 for the previous years' vacation accrued but not taken and automobile expenses.

(4)  These options were granted on March 18, 1997 under the Equity Plan.

(5)  Includes sales commissions of $71,228.

(6) Represents the period from Mr. Linkous' hire date of April 18, 1998 through September 30, 1998.

(7)  Represents commissions of $10,900 and automobile allowance of $2,750.

(8)  These options were granted on July 2, 1998 under the Equity Plan.

(9) Represents Singapore dollar payments converted at a translation rate of SD$1.7 to US$1.00.

(10) Includes $124,336 in severance.

(11) Mr. Goei was reimbursed $25,000 by the Company in fiscal 1997 for previous years vacation accrued but not taken and automobile expenses.

OPTION GRANTS IN FISCAL 1999

     The following option grants were made to the Named Executive Officers during the fiscal year ended September 30, 1999:

                        OPTION GRANTS IN LAST FISCAL YEAR
                               (INDIVIDUAL GRANTS)

                                                        NUMBER OF
                                                        SECURITIES        PERCENT OF TOTAL
                                                        UNDERLYING        OPTIONS GRANTED           EXERCISE
                                                          OPTIONS         TO EMPLOYEES IN            PRICE
NAME                                                      GRANTED            FISCAL YEAR           ($/SHR)(1)       EXPIRATION DATE
--------------------------------------------------    ----------------  ---------------------  ------------------   ----------------
Douglas S. Zorn, Chairman,                                325,000 (2)          26.2%              $1.125/share          2/2/2009
  Chief Executive Officer and  President

James B. Linkous, Vice President                           75,000 (3)           6.0%              $1.125/share          2/2/2009
  of Sales and President of NHAN NA

(1) The exercise price was deemed to be equal to 100% of the fair market value on the date immediately preceding the date of the grant, as determined by the closing price as reported on the Nasdaq SmallCap Market.

(2) These options were granted on February 2, 1999 under the Equity Plan. The options become exercisable immediately as to 225,000 shares and the remaining options vest in seven years subject to acceleration if performance targets are met.

(3) These options were granted on February 2, 1999 under the Equity Plan. The options become exercisable in seven years subject to acceleration if performance targets are met.

                     EXERCISE OF OPTIONS IN LAST FISCAL YEAR

     The following table sets forth certain information regarding option exercises during fiscal year 1999 and the number of shares covered by both exercisable and unexercisable stock options as of September 30, 1999 for each of the Named Executive Officers:

                                                                  NUMBER OF UNEXERCISED
                                                                  SECURITIES UNDERLYING                   VALUE OF UNEXERCISED
                                                                        OPTIONS AT                      IN-THE-MONEY OPTIONS AT
                                                                    SEPTEMBER 30, 1999                   SEPTEMBER 30, 1999(1)
                                                             ---------------------------------    ----------------------------------
                               SHARES
                              ACQUIRED
                                 ON             VALUE
          NAME                EXERCISE         REALIZED      EXERCISABLE       UNEXERCISABLE        EXERCISABLE       UNEXERCISABLE
-------------------------    ------------     -----------    -------------    ----------------    ----------------    -------------
Douglas S. Zorn                  --                --          275,000 (2)        50,000            $103,125             $18,750
James B. Linkous                 --                --           77,083 (3)        97,917            $ 14,063             $14,063

(1)  Based on a closing price on September 30, 1999 of $1.50 per share.

(2) Represents the vested portion of options granted to Mr. Zorn in September 30, 1999 under the Equity Plan.

(3) Represents the vested portion of options granted to Mr. Linkous in September 30, 1999 under the Equity Plan.


                            COMPENSATION OF DIRECTORS

     Directors are not separately compensated for serving on the Board of Directors. Directors are reimbursed for reasonable travel-related expenses for attendance at meetings.

     On February 2, 1999, the Company granted to N. Bruce Walko, Robert J. Schmier and James S. Gillespie, in connection with their appointment to the Board of Directors of the Company, non-qualified stock options to each purchase 25,000 shares of Common Stock at an exercise price per share of $1.125, such options having fully vested as of February 2, 2000.

                              EMPLOYMENT AGREEMENTS

     The Company has a three-year employment agreement with Douglas S. Zorn, as Chairman of the Board of Directors, President and Chief Executive Officer of the Company, and a two-year employment agreement with Ram V. Mani, as Chief Technology Officer of the Company, which will expire in January 2002 and August 2001 respectively.

     Messrs. Zorn's and Mani's base salary may be adjusted from time to time by mutual agreement between each such officer and the Board of Directors. The base salaries for the calendar year 1999 of Messrs. Zorn and Mani were $180,000 and $150,000 respectively. The base salaries for the calendar year 2000 for Messrs. Zorn and Mani were $180,000 and $150,000, respectively.

     The employment agreements provide, subject to their terms, for an annual bonus to be paid to Messrs. Zorn and Mani pursuant to a written bonus plan to be approved by the Board of Directors. The employment agreements provide that Messrs. Zorn and Mani are entitled to reasonable expense reimbursements, four weeks paid vacation per year and participation in any of the Company's benefit and deferred compensation plans.

     The employment agreements also provide for payments in the event of termination prior to the end of the term, as follows: if Mr. Zorn is terminated without cause, then base salary will be paid for the greater of two years or the balance of the term plus a bonus for each such year equal to the average bonus for the two preceding years, and if Mr. Mani is terminated for without cause, he will receive his base salary for six months; if Messrs. Zorn and Mani are terminated upon a change of control, then compensation equal to two times the sum of the base salary plus average bonus will be paid to each of them for one year. In the event of termination (except termination without cause), of Messrs. Zorn and Mani are subject to a two-year non-competition agreement.

     On January 7, 1999, Mr. Goei resigned his position as President and Chief Executive Officer of the Company pursuant to a Separation Agreement, which modified his employment agreement, and provided to him 6 1/2 months' severance pay, payment for all accrued vacation time and provided for benefits coverage for the first three months following his departure from the Company. In addition, Mr. Goei received warrants to purchase 50,000 shares of the Company's Common Stock at a per share exercise price of $1.00.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No member of the Compensation Committee was or is an officer or employee of the Company.

                              CERTAIN TRANSACTIONS

     Mr. Gillespie agreed to convert $116,636 representing a loan to the Company in 1998 with accrued interest, into 116,565 shares of the Company's Common Stock in a transaction in which he also received warrants to purchase 50,000 shares of the Company's Common Stock at an exercise price of $2.368 per share.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF ALL OF THE NOMINEES FOR ELECTION AS DIRECTORS.

                                  PROPOSAL TWO

             APPOINTMENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The Board of Directors recommends that BDO Seidman, LLP, independent certified public accountants be appointed to serve as independent auditors of the Company for the ensuing fiscal year. BDO Seidman, LLP was the independent certified public accountants for the Company for the fiscal year ended September 30, 1999.

     A representative of BDO Seidman, LLP is expected to be available at the Annual Meeting to make a statement if such representative desires to do so and to respond to appropriate questions from shareholders.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF ITS APPOINTMENT OF BDO SEIDMAN, LLP AS THE COMPANY'S INDEPENDENT AUDITORS.


                                 PROPOSAL THREE

            AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO INCREASE
                   THE AUTHORIZED SHARES OF COMMON STOCK FROM
                     20,000,000 SHARES TO 40,000,000 SHARES

     The Board of Directors of the Company has approved and recommends that the stockholders of the Company approve a proposal to increase the number of its authorized shares of Common Stock from 20,000,000 shares to 40,000,000 shares. The Amendment will be accomplished by amending the Company's Certificate of Incorporation.

     The authorized capital stock of the Company consists of 20,000,000 shares of Common Stock, $0.01 par value, of which 10,717,600 shares were issued and outstanding as of May 31, 2000 and 2,000,000 shares of preferred stock, $0.01 par value, none of which are issued and outstanding as of May 31, 2000. In addition, 4,000,000 shares are reserved for issuance under the Equity Plan, as amended herein, and 2,565,000 shares are subject to outstanding warrants. Accordingly, the Company has only 2,717,400 shares of Common Stock available for issuance. Insomuch as the Company anticipates raising additional funds through equity sales and engaging in acquisitions including the exchange of equity, additional shares are needed.

     The Company's stockholders do not have preemptive rights to subscribe for or purchase any of the additional shares of Common Stock to be authorized. The future issuance of additional shares of Common Stock on other than a pro rata basis may dilute the ownership of the current stockholders, as well as their proportionate voting rights.

     If the proposed Amendment to the Company's Certificate of Incorporation is adopted, no further approval of the stockholders would be required for the issuance of shares of Common Stock as authorized by the amendment and, absent any legal or Nasdaq requirements, it is not contemplated that further approval of the stockholders would be sought for issuance of any shares authorized by the Amendment. Except as set forth herein, the Company presently has no other plans to issue any shares of Common Stock which would be authorized hereby.

     The approval of the proposed Amendment could make it more difficult to acquire control of the Company and thereby discourage attempts to do so, even though the Company's stockholders may deem such an acquisition desirable. Issuance of the additional shares of Common Stock could dilute the ownership interest and voting power of the Company's stockholders who may seek control of the Company. The shares of Common Stock could be issued in a private placement to one or more organizations sympathetic to the Company and opposed to any take-over bid, or under other circumstances that could make it more difficult and thereby discourage attempts to acquire control of the Company. To the extent that it impedes any such attempts, the Amendment may serve to perpetuate the Company's management.

     Although the Company has from time to time considered the issuance of additional Common Stock in connection with a strategic alliance or acquisition, except as described herein, the Company has no present plans, agreements or arrangements for the issuance of the additional shares of Common Stock in excess of the number of such shares presently authorized in connection with any particular transaction. The Company does not anticipate soliciting the vote of its stockholders to authorize the issuance of the additional shares of the Common Stock unless otherwise required under the Delaware General Corporation Law, the Company's Certificate of Incorporation or its By-Laws or Nasdaq rules.

                         DESCRIPTION OF THE COMMON STOCK

     The terms of the Common Stock are set forth in full in Article Four of the Certificate of Amendment to the Certificate of Incorporation attached to this Proxy Statement as Exhibit A.

     A general summary of the terms of the Common Stock are as follows:

     (a) VOTING. Each share of Common Stock is entitled to one vote per share. Except as required by applicable law, holders of Common Stock will vote together, with each other, and not as separate classes, on all matters submitted to a vote of the stockholders. The Common Stock has no cumulative voting rights.

     (b) DIVIDENDS AND DISTRIBUTIONS. Subject to the rights of the holders of the Company's preferred stock, if any, the holders of Common Stock are entitled to receive when, as and if declared by the Board of Directors of the Company, out of funds legally available therefor, dividends and other distributions payable in cash, property, stock (including shares of any class or series of the Company, whether or not shares of such class or series are already outstanding) or otherwise.

     (c) CONVERTIBILITY. The Common Stock is not convertible into another class of securities of the Company.

     (d) LIQUIDATION. In the event of liquidation, after payment of the debts and other liabilities of the Company and after making provision for the holders of preferred stock, if any, the remaining assets of the Company will be distributable among the holders of the Common Stock.

     (e) PREEMPTIVE RIGHTS. The Common Stock does not have any preemptive rights enabling a holder to subscribe for or receive shares of the Company of any class or any other securities convertible into any class of the Company's stock.

     (f) STOCKHOLDER INFORMATION. The Company delivers to the holders of Common Stock the same proxy statements, annual reports and other information reports.

                                DISSENTERS RIGHTS

     There are no dissenters rights under Delaware General Corporation Law when a Company increases its authorized shares of common stock.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION.

                                  PROPOSAL FOUR

           AMENDMENT TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK
                  RESERVED UNDER THE EQUITY INCENTIVE PLAN FROM
                      1,476,500 SHARES TO 4,000,000 SHARES

     The Board of Directors of the Company has amended, subject to stockholder approval, the Equity Incentive Plan (the "Equity Plan") for the purpose of increasing the number of shares of Common Stock reserved for issuance under the Equity Plan from 1,476,500 shares to 4,000,000 shares of Common Stock.

                         DESCRIPTION OF THE EQUITY PLAN

     The Equity Plan is administered by the Company's Compensation Committee. Options granted pursuant to the Equity Plan may be either incentive stock options, as defined in the Internal Revenue Code, or non-qualified stock options. The stock options are exercisable over a period determined by the Board of Directors, but no longer than ten years after the date of grant. The vesting schedule for incentive stock options usually covers a two to seven year period ranging from one-third vested immediately and the remainder equally over the next two years, to a seven year maximum vesting period. The incentive stock options may also be subject to acceleration provided that certain performance goals are met. Vesting for non-qualified stock options is determined on a grant-by-grant basis. Incentive stock options must have an exercise price of not less than fair market value of the Common Stock on the date of grant (or, for incentive stock options granted to a person holding more than 10% of the voting power of the Company, options must have an exercise price equal to 110% of the fair market value, and be exercisable only for a period of five years). The aggregate fair value of the Common Stock subject to incentive stock options granted to an optionee that are exercisable for the first time by an optionee during any calendar year may not exceed $100,000. Options generally expire three months following termination of employment.

     The Company's stockholders do not have preemptive rights to subscribe for or purchase any of the additional shares of Common Stock to be reserved under the Equity Plan. The future issuance of additional shares of Common Stock on other than a pro rata basis may dilute the ownership of the current stockholders, as well as their proportionate voting rights.

     The amendment to the Equity Plan makes the following change: Increases the Shares reserved for issuance to 4,000,000 shares. The terms of the Equity Plan, as amended, are set forth in full in Amended Equity Incentive Plan attached to this Proxy Statement as Exhibit B.

     The maximum number of shares of Common Stock authorized for issuance under the Equity Incentive Plan is 1,476,500 shares. There are presently issued and outstanding options to purchase 1,476,500 shares of Common Stock issued pursuant to the Equity Plan and 35,500 options have been exercised. Options for an additional 1,000,000 shares have been granted to employees, including executive officers, since September 30, 1999, subject to stockholder approval. Accordingly, the increase in shares of Common Stock reserved under the Equity Plan is insufficient to cover the options granted. Further, the Company is aggressively expanding its personnel and believes that in order to attract skilled and qualified employees in the current marketplace, it must offer equity in the form of stock options as part of its compensation package. The Company anticipates granting additional options to existing employees to properly compensate and incentivize them in the current year, and in future years.

     The Board of Directors of the Company believes that the amendment to the Equity Plan, increasing the shares of Common Stock reserved under the Equity Plan to 4,000,000, reserves sufficient additional shares to satisfy outstanding grants and provide for grants to new and existing employees, as well as to directors and other eligible recipients.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE AMENDMENT TO THE EQUITY PLAN.

                                  OTHER MATTERS

     The Company knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote the shares at the direction of the Board of Directors.

     It is important that your stock be represented at the meeting, regardless of the number of shares which you hold. You are, therefore, urged to execute and return the accompanying proxy in the envelope which has been enclosed, at your earliest convenience.

                  INFORMATION CONCERNING STOCKHOLDER PROPOSALS

     Stockholder proposals that are to be considered for inclusion in the proxy materials of the Company for its Annual Meeting of Stockholders in 2001 must be received by the Company in writing by January 8, 2001. Such proposals must comply with the requirements as to the form and substance established by applicable law and regulations in order to be included in the Proxy statement.

FOR THE BOARD OF DIRECTORS


                                         _____________________________________
                                         DOUGLAS S. ZORN,
                                         Chief Executive Officer and President
                                         NHANCEMENT TECHNOLOGIES INC.

Dated:  June 2, 2000

                                    EXHIBIT A

                            CERTIFICATE OF AMENDMENT
                                       TO
                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                          NHANCEMENT TECHNOLOGIES INC.

     NHancement Technologies, Inc., a Delaware corporation (the
"Corporation"), pursuant to Section 242 of the Delaware General Corporation Law, hereby files this Certificate of Amendment to its Certificate of Incorporation:

          1. The name of the corporation (hereinafter called the "Corporation") is NHANCEMENT TECHNOLOGIES INC.

          2. The Certificate of Incorporation of the Corporation is hereby amended by deleting Article Fourth and restating it as follows:

                                    ARTICLE 4

     4.1 AUTHORIZED SHARES. The total number of shares which the Corporation is authorized to issue is forty million (42,000,000) shares of which forty million (40,000,000) shares shall be common stock, par value $.01 per share, and two million (2,000,000) shares shall be preferred stock, par value $.01 per share.

     4.2 COMMON STOCK. Each holder of common stock shall be entitled to one vote for each share of common stock held on all matters as to which holders of common stock shall be entitled to vote. Except for and subject to those preferences, rights, and privileges expressly granted to the holders of all classes of stock at the time outstanding having prior rights, and series of preferred stock which may from time to time come into existence, and except as may be provided by the laws of the State of Delaware, the holders of common stock shall have exclusively all other rights of stockholders of the Corporation, including, but not by way of limitation, (i) the right to receive dividends when, as and if declared by the board of directors out of assets lawfully available therefor, and (ii) in the event of any distribution of assets upon the dissolution and liquidation of the Corporation, the right to receive ratably and equally all of the assets of the Corporation remaining after the payment to the holders of preferred stock of the specific amounts, if any, which they are entitled to receive as may be provided herein or pursuant hereto.

     4.3 PREFERRED STOCK. The preferred stock authorized by this Certificate of Incorporation may be issued from time to time in one or more series. The board of directors of the Corporation is authorized, subject to limitations prescribed by law, to provide by resolution or resolutions for the issuance of the shares of preferred stock as a class or in series, and, by filing a certificate of designation, pursuant to the GCL, setting forth a copy of such resolution or resolutions, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences, and rights of the shares of the class or of each such series, and the qualifications, limitations, and restrictions thereof. The authority of the board of directors with respect to the class or each series shall include, but not be limited to, determination of the following:

          (a) The number of shares constituting any series and the distinctive designation of that series;

          (b) The dividend rate on the shares of the class or of any series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of the class or of that series;

          (c) Whether the class or any series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

          (d) Whether the class or any series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the board of directors shall determine;

          (e) Whether or not the shares of the class or of any series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

          (f) Whether the class or any series shall have a sinking fund for the redemption or purchase of shares of the class or of that series, and, if so, the terms and amount of such sinking fund;

          (g) The rights of the shares of the class or of any series in the event of voluntary or involuntary dissolution or winding up of the corporation, and the relative rights of priority, if any, of payment of shares of the class or of that series;

          (h) Any other powers, preferences, rights, qualifications, limitations, and restrictions of the class or of any series.

          3. The foregoing amendment to the Certificate of Incorporation has been duly adopted by the stockholders in accordance with the provisions of
Section 242 of the General Corporation Law of the State of Delaware.

          4. The foregoing amendment to the Certificate of Incorporation shall be effective on June 23, 2000.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment on the 23rd day of June, 2000.


                                    ___________________________________________
                                    Douglas S. Zorn
                                    Chief Executive Officer and President

                                    EXHIBIT B

                          NHANCEMENT TECHNOLOGIES INC.

                              EQUITY INCENTIVE PLAN

                                   ARTICLE I.
                                    PURPOSE

   The purpose of the NHancement Technologies Inc. Equity Incentive Plan (the "Plan") is to attract and retain directors, officers, other employees and consultants of NHancement Technologies Inc. and its Subsidiaries and to provide such persons with incentives to continue in the long-term service of the Company and to create in such persons a more direct interest in the future success of the operations of the Company by relating incentive compensation to increases in stockholder value.

                                   ARTICLE II.
                              STRUCTURE OF THE PLAN

   The Plan is divided into four separate programs:

   A. The Discretionary Stock Option Grant Program under which eligible persons may, at the discretion of the Committee or the Board, be granted Stock Options;

   B. The Automatic Stock Option Grant Program under which eligible non-employee Board members shall automatically receive an annual grant of 2,400 Stock. Options;

   C. The Restricted Stock Program under which eligible persons may, at the discretion of the Committee or the Board, be granted rights to receive shares of Common Stock, subject to certain restrictions; and

   D. The Supplemental Bonus Program under which eligible persons may, at the discretion of the Committee or the Board, be granted a right to receive payment, in cash, shares of Common Stock, or a combination thereof, of a specified amount.

                                  ARTICLE III.
                                  DEFINITIONS

   As used in this Plan:

  "10% Stockholder" shall mean the owner of stock (as determined under Section 424(d) of the Code) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary.

   "Award" shall mean a grant made under this Plan in the form of Stock Options, Restricted Stock or Supplemental Bonuses.

   "Board" shall mean the Company's Board of Directors.

   "Change in Control" shall mean a change in ownership or control of the Company effected through any of the following transactions:

      (i) the acquisition, directly or indirectly by any person or group (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act) other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than thirty percent (30%) of the total combined voting power of the Company's outstanding securities;

      (ii) a change in the composition of the Board over a period of eighteen
   (18) consecutive months or less such that fifty percent (50 %) or more of the Board members cease to be directors who either (A) have been directors continuously since the beginning of such period or (B) have been unanimously elected or nominated by the Board for election as directors during such period;

      (iii) a stockholder-approved merger or consolidation to which the Company is a parry and in which (A) the Company is nor the surviving entity or (B) securities possessing more than thirty percent (30%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction; or

      (iv) the sale, transfer or other disposition of all or substantially all of the Company's assets in complete liquidation or dissolution of the Company.

   "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

   "Committee" shall mean the Employee Committee and/or the Incentive Plan Committee, as applicable.

   "Common Stock" shall mean the Company's common stock, $.01 par value.

   "Company" shall mean NHancement Technologies Inc.

   "Date of Grant" shall mean the date specified by the Committee on which a grant of an Award shall become effective, which shall not be earlier than the date an which the Committee takes action with respect thereto.

   "Employee" shall mean an individual who is in the employ of the Company or any Subsidiary.

   "Employee Committee" shall mean a committee composed of at least one member of the Board of Directors who may, but need not, be a Non-Employee Director. The Employee Committee is empowered hereunder to grant Awards to Eligible Employees who are not directors or officers" of the Company as that term is defined in Rule 16a-1(f) of the Exchange Act nor "covered employees" under Section 162(m) of the Code, and to establish the terms of such Awards at the time of grant, but shall have no other authority with respect to the Plan or outstanding Awards except as expressly granted by the Plan.

   "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

   "Fair Market Value" of a share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

      (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be deemed equal to the closing selling price per share of Common Stock on the date in questions, as such price is reported on the Nasdaq National Market or any successor system. If there is not closing selling price for the Common Stock on the date in question, then the Fair market Value shall be the closing selling price on the last preceding date for which such quotation exists.

      (ii) If the Common Stock is at the time listed on any stock exchange, then the Fair Market Value shall be deemed equal to the closing selling price per share of Common Stock on the date in question on the stock exchange determined by the Compensation Committee to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in questions, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

      (iii) In the event the Common Stock is not traded publicly, the Fair Market Value of a share of Common Stock shall be determined, in good faith, by the Committee after such consultation with outside legal, accounting and other experts as the Committee may deem advisable, and the Committee shall maintain a written record of its method of determining such value.

   "Incentive Plan Committee" shall mean a committee consisting entirely of Non-Employee Directors of the Board, who are empowered hereunder to take all action required in the administration of the Plan and the grant and administration of Awards hereunder. The Incentive Plan Committee shall be so constituted at all times as to permit the Plan to comply with Rule 16b-3 or any successor rule promulgated under the Exchange Act. Members of the Incentive Plan Committee shall be appointed from time to time by the Board, shall serve at the pleasure of the Board and may resign at any time upon written notice to the Board.

   "Incentive Stock Option" shall mean a Stock Option that (i) qualifies as an "incentive stock option" under Section 422 of the Code or any successor provision and (ii) is intended to be an incentive stock option.

   "Non-Employee Director" shall mean a director of the Company who meets the definition of (i) a "non-employee director" set forth in Rule 16b-3 under the Exchange Act, as amended, or any successor rule arid (E) an "outside director" set forth in Treasury Regulation 1.162-27, as amended, or any successor rule.

   "Non-Statutory Option" shall mean a Stock Option that (i) does not qualify as an "incentive stock option" under Section 422 of the Code or any successor provision or (ii) is not intended to be an incentive stock option.

   "Optionee" shall mean the person so designated in an agreement evidencing an outstanding Stock Option.

   "Option Price" shall mean the purchase price payable by a Participant upon the exercise of a Stock Option.

   "Participant" shall mean a person who is selected by the Committee to receive benefits under this Plan and (i) is at that time a director, officer or other Employee of the Company or any Subsidiary, (ii) is at that time a consultant or other independent advisor who provides services to the Company or a Subsidiary, or (iii) has agreed to commence serving in any capacity set forth in (i) or (ii) of this definition.

   "Plan" shall mean the Company's Equity Incentive Plan as set forth herein.

   "Plan Effective Date" shall mean January 7, 1997, the date on which this Plan was approved by the Company's Board.

   "Redemption Value" shall mean the amount, if any, by which the Fair Market Value of one share of Common Stock on the date on which the Stock Option is exercised exceeds the Option Price for such share.

   "Restricted Stock" shall mean shares of Common Stock granted under Article IX that are subject to restrictions imposed pursuant to said Article.

   "SEC" shall mean the U.S. Securities and Exchange Commission and any successor thereto.

   "Stock Option" shall mean a right granted under the Plan to a Participant to purchase Common Stock at a stated price for a specified period of time.

   "Subsidiary" shall mean a corporation, partnership, joint venture, unincorporated association or other entity in which the Company has a direct or indirect ownership or other equity interest; provided, however, for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, "Subsidiary" means any subsidiary corporation of the Company as defined in Section 424(f) of the Code.

   "Supplemental Bonus" shall mean the right to receive payment in cash of an amount determined pursuant to Article X of this Plan.

   "Term" shall mean the length of time during which a Stock Option may be exercised.

                                   ARTICLE IV.
                           ADMINISTRATION OF THE PLAN

   A. DELEGATION TO THE COMMITTEE. This Plan shall be administered by the Incentive Plan Committee. References herein to the "Committee" shall mean the Employee Committee and/or the Incentive Plan Committee, as applicable. References herein to the Incentive Plan Committee refer solely to the Incentive Plan Committee.

   Members of the Incentive Plan Committee and the Employee Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The action of a majority of the members of the Incentive Plan Committee and the Employee Committee present at any meeting, or acts unanimously approved in writing, shall be the acts of the Incentive Plan Committee and the Employee Committee, respectively.

   B. POWERS OF THE COMMITTEE. The Incentive Plan Committee shall have full power and authority, subject to the provisions of this Plan, to establish such rules and regulations as it may deem appropriate for proper administration of this Plan and to make such determinations under, and issue interpretations of, the provisions of this Plan and any outstanding Awards as it may deem necessary or advisable. In addition, the Incentive Plan Committee shall have full power and authority to administer and interpret the Plan and make modifications as it may deem appropriate to conform the Plan and all actions pursuant to the Plan to any regulation or to any change in any law or regulation applicable to this Plan.

   C. ACTIONS OF THE COMMITTEE. All actions taken and all interpretations and determinations made by the Committee in good faith (including determinations of Fair Market Value) shall be final and binding upon all Participants, the Company and all other interested persons. No director or member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all directors and members of the Committee shall, in addition to their rights as directors, be fully protected by the Company with respect to any such action, determination or interpretation.

   D. AWARDS TO OFFICERS AND DIRECTORS.

      1. All awards to officers shall be determined by the Incentive Plan Committee. The Incentive Plan Committee shall be composed entirely of two or more Non-Employee Directors; provided, however, that if the Incentive Plan Committee is not composed as such, the Board shall have the right to take such action with respect to any Award to an officer as it deems necessary or advisable to comply with Rule 16b-3 of the Exchange Act and any related rules, including but not limited to seeking stockholder ratification of such Award or restricting the sale of the Award or any shares of Common Stock underlying the Award for a period of six-months.

      2. Discretionary awards to Non-Employee Directors, if any, shall be determined by the Board.

                                   ARTICLE V.
                                   ELIGIBILITY

   A. DISCRETIONARY STOCK OPTION GRANT PROGRAM. RESTRICTED STOCK PROGRAM AND SUPPLEMENTAL BONUS PROGRAM. The persons eligible to participate in the Discretionary Stock Option Grant Program, the Restricted Stock Program and the Supplemental Bonus Program are as follows:

      1.  Employees of the Company or a Subsidiary;

      2.  Members of the Board; and

      3. Consultants and other independent advisors who provide services to the Company or a Subsidiary.

   B. AUTOMATIC STOCK OPTION GRANT PROGRAM. Only Non-Employee Directors are eligible for the Automatic Stock Option Grant Program.

   C. SELECTION OF PARTICIPANTS. The Committee shall from time to time determine the Participants to whom Awards shall be granted pursuant to the Discretionary Stock Option Grant Program, the Restricted Stock Program and the Supplemental Bonus Program.

                                   ARTICLE VI.
                         SHARES AVAILABLE UNDER THE PLAN

   A. MAXIMUM NUMBER. The number of shares of Common Stock issued or transferred and covered by outstanding awards granted under this Plan shall not in the aggregate exceed 4,000,000 shares of Common Stock, which may be Common Stock of original issuance or Common Stock held in treasury, or a combination thereof. This authorization shall be increased automatically on each succeeding annual anniversary of the Plan Effective Date by an amount equal to that number of shares equal to one-half of one percent of the Company's then issued and outstanding shares of Common Stock. The shares may be divided among the various Plan components as the Incentive Plan Committee shall determine, except that no more than 976,500 Shares shall be issued in connection with the exercise of Incentive Stock Options under the Plan. Any portion of the shares added on each succeeding anniversary of the Plan Effective Date which are unused during the Plan year beginning on such anniversary date shall be carried forward and be available for a and issuance in subsequent grant Plan years, while up to 100% of the shares to be added in the next succeeding Plan year (calculated on the basis of the current Plan year's allocation) may be borrowed for use in the current Plan year. Shares of Common Stock that may be issued upon the exercise of Stock Options shall be applied to reduce the maximum number of shares rein-lining available for use under the Plan. The Company shall at ail times during the term of the Plan and while any Stock Options are outstanding retain as authorized and unissued Common Stock, or as treasury Common Stock, at least the number of shares of Common Stock required under the provisions of this Plan, or otherwise assure itself of its ability to perform its obligations hereunder.

   B. UNUSED AND FORFEITED STOCK. The following shares of Common Stock shall automatically become available for use under the Plan: (i) any shares of Common Stock that are subject to an Award under this Plan that are not used because the terms and conditions of the Award are not met, including any shares of Common Stock that are subject to a Stock Option that expires or is terminated for any reason, (ii) any shares of Common Stock with respect to which a Stock Option is exercised that are used for full or partial payment of the Option Price, and (iii) any shares of Common Stock withheld by the Company in satisfaction of the withholding taxes incurred in connection with the exercise of a Non-Statutory Option.

   C. CAPITAL CHANGES. If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (d) the number and/or class of securities for which any one person may be granted Awards under this Plan per calendar year, (iii) the number and/or class of securities for, which grants are subsequently to be made pursuant to Article VI of this Plan, and (iv) the number and/or class of securities and the Option Price per share in effect under each outstanding option under this Plan. Such adjustments to the outstanding options are to be effected in a manner that shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Committee shall be final, binding and conclusive.


                                  ARTICLE VII.
                    DISCRETIONARY STOCK OPTION GRANT PROGRAM

   A. DISCRETIONARY GRANT OF STOCK OPTIONS TO PARTICIPANTS. The Committee may from time to time authorize grants to Participants of options to purchase shares of Common Stock upon such terms and conditions as the Committee may determine in accordance with the following provisions (in connection with any grants under this paragraph 11I.A to Non-Employee Directors, "Committee" shall mean the entire Board of Directors):

      1. Each grant shall specify the number of shares of Common Stock to which it pertains;

      2.  Each grant shall specify the Option Price per share;

      3. Each grant shall specify the form. of consideration to be paid in satisfaction of the Option Price and the manner of payment of such consideration, which may include (i) cash in the form of currency or check or other cash equivalent acceptable to the Company, (ii) shares of Common Stock that are already owned by the Optionee and have a Fair Market Value at the time of exercise that is equal to the Option Price, (iii) shares of Common Stock with respect to which a Stock Option is exercised, (iv) a recourse promissory note in favor of the Company, (v) any other legal consideration that the Committee may deem appropriate and (vi) any combination of the foregoing;

      4. Any grant may provide for deferred payment of the Option Price from the proceeds of sale through a broker of some or all of the shares of Common Stock to which the exercise relates;

      5. Any grant may provide that shares of Common Stock issuable upon the exercise of a Stock Option shall be subject to restrictions whereby the Company has the right or obligation to repurchase all or a portion of such shares if the Participant's service to the Company is terminated before a specified time, or if certain other events occur or conditions are not met;

      6. Successive grants may be made to the same Participant regardless of whether any Stock Options previously granted to the Participant remain unexercised;

      7. Each grant shall specify the period or periods of continuous service by the Optionee to the Company or any Subsidiary that are necessary before the Stock Option or installments thereof shall become exercisable;

      8. All Stock Options that meet the requirements of the Code for incentive stock, options shall be Incentive Stock Options unless (i) the option agreement clearly designates the Stock Options granted thereunder, or a specified portion thereof, as a Non-Statutory Option, or (ii) a grant of Incentive Stock Options to the Participant would be prohibited under the Code or other applicable law;

      9. Each grant shall specify the Term of the Stock Option, which Term shall not be greater than 10 years from the Date of Grant; and

      10. Each grant shall be evidenced by an agreement, which shall be executed on behalf of the Company by- any officer thereof and delivered to and accepted by the Optionee and shall contain such terms and provisions as the Committee may determine consistent with this Plan.

   B. SPECIAL TERMS APPLICABLE TO INCENTIVE STOCK OPTIONS. The following additional terms shall be applicable to all Incentive Stock Options granted pursuant to this Plan. Stock Options that are specifically designated as Non-Statutory Options shall not be subject to the terms of this paragraph VII.B.

      1. Incentive Stock Options shall be granted only to Employees of the Company or a Subsidiary;

      2. The Option Price per share shall not be less than the Fair Market Value per share of Common Stock on the Date of Grant;

      3. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective Date(s) of Grant) with respect to which Incentive Stock Options granted to any Employee under the Plan (or any other plan of the Company or a Subsidiary) are exercisable for the first time during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such Stock Options that become exercisable for the first time in the same calendar year, the foregoing limitation on the treatment of such Stock Options as Incentive Stock Options shall be applied on the basis of the order in which such Stock Options are granted; and

If any Employee to whom an Incentive Stock Option is granted is a 107a Stockholder, then the Option Price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the Date of Grant, and the option Term shall not exceed five (5) years measured from the Date of Grant.

                                  ARTICLE VIII.
                      AUTOMATIC STOCK OPTION GRANT PROGRAM

   A. Automatic Grant of Stock Options to Certain Directors. Each director of the Company who is not an Employee and serves as a director for a full fiscal year shall be granted in consideration for such director's service for that year a Non-Statutory Option to purchase 2,400 shares of Common Stock. Each such Non-Statutory Option shall be granted upon such terms and conditions as the Incentive Plan Committee may determine in accordance with the following provisions:

      1. Each Stock Option granted pursuant to this Article shall be granted within thirty (30) days following the date of the annual meeting of the Company's stockholders for the relevant fiscal year.

      2. Each grant shall specify the Option Price per share, which Option Price shall be the Fair Market Value per share of Common Stock on the Date of Grant;

      3. Each grant shall specify the form of consideration to be paid in satisfaction of the Option Price and the manner of payment of such consideration, which may include (i) cash in the form of currency or check or other cash equivalent acceptable to the Company, (ii) nonforfeitable shares of Common Stock, which are already owned by the Optionee- and have a Fair Market Value at the dine of exercise that is equal to the Option Price, (iii) a recourse promissory Note in favor of the Company, (iv) any other legal consideration that the Committee may deem appropriate and (v) any combination of the foregoing;

      4. Any grant may provide for deferred payment of the Option Price from the proceeds of sale through a broker of some or all of the shares of Common Stock to which the exercise relates;

      5. Successive grants shall be made to the same director regardless of whether any Stock Options previously granted to the director remain unexercised;

      6. Each Stock Option granted pursuant to this Article shall vest as follows: (i) one-third on the first anniversary of the date of grant,
          (ii) one-third on the second anniversary of the date of grant, (iii) one-third on the third anniversary of the date of grant;

      7. No Stock Option granted pursuant to this Article may be exercised more than 10 years from the Date of Grant; and

      8. Each grant shall be evidenced by an agreement, which shall be executed on behalf of the Company by any officer thereof and delivered to and accepted by the Optionee and shall contain such terms and provisions as the Committee may determine consistent with this Plan.

                                   ARTICLE IX.
                            RESTRICTED STOCK PROGRAM

   A. AWARDS GRANTED. Coincident with or following designation for participation in the Plan, a Participant may be granted one or more Restricted Stock Awards consisting of shares of common Stock. The number of shares granted as a Restricted Stock Award shall be determined by the Committee.

   B. RESTRICTIONS. A Participant's right to retain a Restricted Stock Award granted to such Participant under Article IMA shall be subject to such restrictions, including but not limited to his or her continuous employment by the Company for a restriction period specified by the Committee or the attainment of specified performance goals and objectives, as may be established by the Committee with respect to such award. The Committee may in its sole discretion require different periods of employment or different performance goals and objectives with respect to different Participants, to different Restricted Stock Awards or to separate, designated portions of the shares constituting a Restricted Stock Award.

   C. PRIVILEGES OF A STOCKHOLDER, TRANSFERABILITY. A Participant shall have all voting, dividend, liquidation and other rights with respect to shares of Common Stock in accordance with its terms received by him or her as a Restricted Stock Award under this Article IX upon his or her becoming the holder of record of such shares; provided, however, that the Participant's right to sell, encumber or otherwise transfer such shares shall be subject to the Limitations of Article XII hereof.

   D. ENFORCEMENT OF RESTRICTIONS. The Committee may in its sole discretion require the placing of a legend on the stock certificates referring to the restrictions to enforce the restrictions referred to in paragraphs IX.A and IX.B.

                                   ARTICLE X.
                           SUPPLEMENTAL BONUS PROGRAM

   A. NON-STATUTORY STOCK OPTIONS. The Committee, at the time of grant or at any time prior to exercise of any Non-Statutory Option, may provide for a Supplemental Bonus from the Company or a Subsidiary in connection with a specified number of shares of Common Stock then purchasable, or which may become purchasable, under such Non-Statutory Option. Such

Supplemental Bonus shall be payable in cash upon the exercise of the Non-Statutory Option with regard to which such Supplemental Bonus was granted. A Supplemental Bonus shall not exceed the amount necessary to reimburse the Participant for the income tax liability incurred by him or her upon the exercise of the Non-Statutory Option, calculated using the maximum combined federal and applicable state income tax rates then in effect and taking into account the tax liability arising from the Participant's receipt of the Supplemental Bonus.

   B. RESTRICTED STOCK AWARDS. The Committee, either at such time as the restrictions with respect to a Restricted Stock Award lapse or a Section 33(b) election is made under the Code by the Participant with respect to shares issued in connection with a Restricted Stock Award, may provide for a Supplemental Bonus from the Company or a Subsidiary. Such Supplemental Bonus shall be payable in cash and shall not exceed the amount necessary to reimburse the Participant for the income tax liability incurred by him or her with respect to shares issued in connection with a Restricted Stock Award, calculated using the maximum combined federal and applicable state income tax rates then in effect and taking into account the tax liability arising from the Participant's receipt of the Supplemental Bonus.

                                   ARTICLE XI.
                             TERMINATION OF SERVICE

   A. INCENTIVE STOCK OPTIONS. The following provisions shall govern the exercise of any Incentive Stock Options held by any Employee whose employment is terminated:

      1. If the Optionee's employment with the Company is terminated for any reason other than such Optionee-'s death or disability, all Incentive Stock Options held by the Optionee shall be exercisable, to the extent that such Stock Options were exercisable on the date the Optionee's employment terminated, for a period of three (3) months following such termination of employment.

      2. If the Optionee's employment with the Company is terminated because of such Optionee's death or disability within the meaning of Section 22(e)(3) of the Code, all Incentive Stock Options held by the Optionee shall become immediately exercisable and shall be exercisable for a period of twelve (12) months following such termination of employment.

      3. In no event may any Incentive Stock Option remain exercisable after the expiration of the Term of the Stock Option. Upon the expiration of any three (35 or twelve (12) month exercise period, as applicable, or, if earlier, upon the expiration of the Term of the Stock Option, the Stock Option shall terminate and shall cease to be outstanding for any shares for which the Stock Option has not been exercised.

   B. NON-STATUTORY OPTIONS. The following provisions shall govern the exercise of any Non-Statutory Options:

      1. If the Optionee's employment, service on the Board or consultancy is terminated for any reason other than such Optionee's death or disability, all Non-Statutory Options held by the Optionee shall be exercisable, to the extent such Stock Options were exercisable on the date of such termination, for a period of three (3) months following such termination.

      2. If the Optionee's employment, service on the Board or consultancy is terminated because of such Optionee's death or disability, all Non-Statutory Options held by the Optionee shall become immediately exercisable and shall be exercisable for a period of twelve (12) months following such termination.

      3. In no event may any Non-Statutory Option remain exercisable after the expiration of the Term of the Stock Option. Upon the expiration of any three (3) or twelve (12) month exercise period, as applicable, or, if earlier, upon the expiration of the Term of the Stock Option, the Stock Option shall terminate and shall cease to be outstanding for any shares for which the Stock Option has not been exercised.

   C. RESTRICTED STOCK AWARDS. In the event of the death or disability (within the meaning, of Section 22(e) of the Internal Revenue Code) or retirement of a Participant, all employment period and other restrictions applicable to Restricted Stock Awards then held by him or her shall lapse, and such awards shall become fully nonforfeitable. Subject to Articles M and XV, in the event of a Participant's termination of employment for any other reason, any Restricted Stock Awards as to which the employment period or other restrictions have not been satisfied shall be forfeited.

                                  ARTICLE XII.
                        TRANSFERABILITY OF STOCK OPTIONS

   During the lifetime of the Optionee, Incentive Stock Options shall be exercisable only by the Optionee and shall not be assignable or transferable. In the event of the Optionee's death prior to the end of the Term, any Stock Option may be exercised by the personal representative of the Optionee's estate, or by the person(s) to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. Upon the prior written consent of the Board and subject to any conditions associated with such consent, a Non-Statutory Option may be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family (as that term is defined in Rule 16a-1(e) of the Exchange Act) or to a trust established exclusively for one or more such family members. In addition, the Board, in its sole discretion, may allow a Non-Statutory Option to be assigned in other circumstances deemed appropriate. The terms applicable to the assigned portion shall be the same as those in effect for the Stock Option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Committee may deem appropriate. Notwithstanding any assignment or transfer of a Stock Option, in no event may any Stock Option remain exercisable after the expiration of the Term of the Stock Option.

                                  ARTICLE XIII.
                               STOCKHOLDER RIGHTS

   The holder of a Stock Option shall have no stockholder rights with respect to the shares subject to the Stock Option until such person shall have exercised the Stock Option, paid the Option Price and become a holder of record of the purchased shares of Common Stock.

                                  ARTICLE XIV.
                             ACCELERATION OF VESTING

   The Committee may, at any time in its sole discretion, accelerate the vesting of any Award made pursuant to this Plan by giving written notice to the Participant. Upon receipt of such notice, the Participant and the Company shall amend the agreement relating to the Award to reflect the new vesting schedule. The acceleration of the exercise period of an Award shall not affect the expiration date of such Award.

                                   ARTICLE XV.
                                CHANGE IN CONTROL

   In the event of a Change in Control of the Company, all Awards outstanding under the Plan as of the day before the consummation of such Change in Control shall automatically accelerate for all purposes under this Plan so that each Stock Option shall become fully exercisable with respect to the total number of shares subject to such Stock Option and may be exercised for any or all of those shares as fully-vested shares of Common Stock as of such date, without regard to the conditions expressed in the agreements relating to such Stock Option, and the. restrictions on each Restricted Stock Award shall lapse and such shares of Restricted Stock shall no longer be subject to forfeiture.

                                  ARTICLE XVI.
                      CANLCELLATION AND REGRANT OF OPTIONS

   The Committee shall have the authority to effect, at any and from time to time, with the consent of the affected Optionees, the cancellation of any or all outstanding Stock Options and/or any Restricted Stock Awards and grant in substitution new Stock Options and/or Restricted Stock Awards covering the same or different number of shares of Common Stock with an Option Price set, in accordance with Article VII, on the new Date of Grant.

                                  ARTICLE XVII.
                                    FINANCING

   The Committee may, in its sole discretion, authorize the Company to make a loan to a Participant in connection with the exercise of a Stock Option, and may authorize the Company to arrange or guaranty loans to a Participant by a third parry in connection with the exercise of a Stock Option.

                                 ARTICLE XVIII.
                                 TAX WITHHOLDING

   A. TAX WITHHOLDING. The Company's obligation to deliver shares Of Common Stock upon the exercise of Stock Options under the Plan shall be subject to the satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

   B. SURRENDER OF SHARES. The Commit tee- may, in its discretion, provide any or all holders of Non-Statutory Options under the Discretionary Stock Option Grant Program with the right to use shares of Common Stock in satisfaction of all or part of the taxes incurred by such holders in connection with the exercise of such Stock Options. Such right may be provided to any such holder in either or both of the following formats:

      1. The election to have the Company withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option, a portion of those shares with an aggregate Fair Market Value less than or equal to the amount of taxes due as designated by such holder; or

      2. The election to deliver to the Company, at the time the Non-Statutory option is exercised, one or more shares of Common Stock previously acquired by such holder with an aggregate Fair Market Value less than or equal to the amount of taxes due as designated by such holder.

                                  ARTICLE XIX.
                       EFFECTIVE DATE AND TERM OF THE PLAN

   This Plan shall become effective on the Plan Effective Date. This Plan shall terminate upon the earliest of (i) ten (10) years after the Plan Effective Date or (ii) the termination of all outstanding Awards in connection with a Change in Control. Upon such plan termination, all outstanding Awards shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such Awards.

                                   ARTICLE XX.
                              AMENDMENT OF THE PLAN

   A. The Incentive Plan Committee shall have complete and exclusive power and authority to amend or modify the Plan in any- or all respects, unless stockholder approval of such amendments or modifications is required under applicable law. No such amendment or modification shall adversely affect the rights and obligations with respect to Awards outstanding under the Plan at the time of such amendment or modification, unless the Participant consents to such amendment or modification.

   B. Stock Options in excess of the number of shares of Common Stock then available for issuance may be granted under this Plan, provided any excess shares actually issued under this Plan shall be held in escrow until such further action, necessary to approve a sufficient increase in the number of shares available for issuance under the Plan, is taken. If such further action is not obtained within 12 months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding, and (ii) the Company shall promptly refund to the Optionees the exercise price paid for any excess shares issued under the Plan and held in escrow, together with interest for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding. If stockholder approval of a sufficient increase in the number of shares subject to the Plan does not occur within 12 months of the grant of any Stock Option intended to be an Incentive Stock Option which is granted pursuant to this Article XX.B, such Stock Option shall be deemed to be a Non-Statutory Option.

                                  ARTICLE XXI.
                              REGULATORY APPROVALS

   The implementation of the Plan, the granting of any Award under the Plan and the issuance of any shares of Common Stock under any Award shall be subject to the Company's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Awards granted pursuant to the Plan and the shares of Common Stock issued pursuant to any Award under the Plan. No Stock Option shall be exercisable, no shares of Common Stock or other assets shall be issued or delivered under the Plan, and no transfer of any Non-Statutory Option shall be approved by the Committee, unless and until there shall have been compliance with (i) all applicable requirements of Federal and state securities laws, including the filing and effectiveness of a registration statement an Form S-8 under the Securities Act of 1933, as amended, covering the shares of Common Stock issuable under the Plan, and (ii) all applicable listing requirements of the Nasdaq SmallCap Market or the Nasdaq National Market, as applicable.

                                  ARTICLE XXII.
                          NO EMPLOYMENT/SERVICE RIGHTS

   Nothing in this Plan shall confer upon any Participant any right to continue in service for any period or specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Subsidiary employing or retaining such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person's service at any time for any reason, with or without Cause.

                          NHANCEMENT TECHNOLOGIES INC.
                         ANNUAL MEETING OF STOCKHOLDERS

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                        OF NHANCEMENT TECHNOLOGIES INC.

    The undersigned hereby appoints Douglas S. Zorn and John Tang to act jointly or alone, as Proxies, with full power to appoint a substitute, to represent and to vote, with all the powers the undersigned would have if personally present, all the shares of Common Stock, $0.01 par value per share, of NHancement Technologies, Inc. (the "Company") held of record by the undersigned on May 31, 2000 at the Annual Meeting of Stockholders to be held on June 23, 2000 or any adjournment or adjournments thereof.

    PROPOSAL 1.

      / /  FOR ALL THE NOMINEES LISTED BELOW  / / WITHHOLD AUTHORITY
           (except as marked to the contrary below) to vote for all nominees listed below

           Douglas S. Zorn                Ram V. Mani                    William M. Stephens
           Robert J. Schmier              N. Bruce Walko

      / /  (except as marked to the
           contrary below) to vote for

    (INSTRUCTIONS: To withhold authority for any individual nominees, write that nominee's name in the space below.)

    PROPOSAL 2. Approval of proposal to ratify the appointment of BDO Seidman, LLP, as the Company's independent certified public accountants for the Company's 2000 fiscal year.

        / /  FOR          / /  AGAINST          / /  ABSTAIN

    PROPOSAL 3. Approval of proposal to amend the Amended and Restated Certificate of Incorporation.

        / /  FOR          / /  AGAINST          / /  ABSTAIN

    PROPOSAL 4.  Approval of proposal to amend the Equity Incentive Plan.

        / /  FOR          / /  AGAINST          / /  ABSTAIN

    In their discretion, the Proxies are authorized to vote upon other business as may come before the meeting.

    This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, the Proxy will be voted FOR Proposals 1, 2, 3 and 4.

                                    Date: _______________________________ , 2000

                                    ____________________________________________
                                    (Signature)

                                    ____________________________________________
                                    (Signature)

                                    PLEASE SIGN HERE

                                    Please date this proxy and sign your name exactly as it appears hereon.

                                    Where there is more than one owner, each should sign. When signing as an agent, attorney, administrator, executor, guardian, or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer who should indicate his office.

     PLEASE DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED ENVELOPE.
             NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.